SUBSEQUENT EVENTS	12 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 19 – SUBSEQUENT EVENTS

Equity financing

On July 19, 2021, the Company closed a securities purchase agreement with certain institutional investors for the sale of 2,178,120 Class A common shares in a registered offering at the price of $1.82 per common share. After payment of expenses, the Company received approximately $3.4 million in net proceeds from the sale of the common shares. Additionally, The Company also issued warrants to purchase 174,249 common shares to the placement agent exercisable at $1.82 per share.